SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Securities Exchange Act of 1934

Filed by the Registrant  ___
Filed by a Party other than a Registrant X
                                        ---

Check the appropriate box:

____     Preliminary Proxy Statement
 X       Definitive Proxy Statement
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 X       Definitive Additional Materials
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____     Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                         BKC Semiconductors Incorporated
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                (Name of Registrant as Specified in Its Charter)

                         BKC Semiconductors Incorporated
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                     (Name of Person Filing Proxy Statement)


_X__    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

____    $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).

____    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        *Set forth the amount on which the filing fee is calculated and state how it was determined.

 ____    Check if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

         1)    Amount Previously Paid:  _______________________________________
         2)    Form Schedule or Registration Statement No:  ___________________
         3)    Filing Party:  _________________________________________________
         4)    Date Filed:  ___________________________________________________